EXHIBIT 32-1

                          CERTIFICATION PURSUANT TO
                           18 U.S.C. SECTION1350,
                           AS ADOPTED PURSUANT TO
                SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Hesperia Holding, Inc. (the "Company") on Form 10-KSB/A for the period ended December 31, 2002, as filed with the Securities and Exchange Commission on the date hereof (the
"Report"), I, Mark Presgraves, Chief Financial Officer and Secretary/Treasurer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2)  The  information  contained in the Report fairly presents,  in  all
          material   respects,  the  financial  condition  and   results   of
          operations of the Company.




                              Mark Presgraves
                              Chief Financial Officer
                              and Secretary/Treasurer
                              August 27, 2003